                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                             INVESCO MUNICIPAL FUND

A Special Meeting ("Meeting") of Shareholders of Morgan Stanley Institutional Fund Trust - Municipal Portfolio was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                    Votes      Broker
Matter                                                                Votes For    Votes Against   Abstain   Non-Votes
------                                                               -----------   -------------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization...............   24,683,426       515,751      406,376       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

               INVESCO VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen California Insured Tax Free Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                 Votes      Broker
Matter                                                              Votes For   Votes Against   Abstain   Non-Votes
------                                                              ---------   -------------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization..............   6,103,404      230,088      542,677       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                 INVESCO VAN KAMPEN INSURED TAX FREE INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Insured Tax Free Income Fund was held on Tuesday, -May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                  Votes      Broker
Matter                                                              Votes For   Votes Against    Abstain    Non-Votes
------                                                             ----------   -------------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization.............   32,639,758     1,243,369     1,849,291       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                    INVESCO VAN KAMPEN MUNICIPAL INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Municipal Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                    Votes      Votes       Broker
Matter                                                                 Votes For   Against    Abstain    Non-Votes
------                                                                ----------   -------   ---------   ---------
(1)  Approve an Agreement and Plan of Reorganization...............   31,601,760   767,001   2,119,727       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                INVESCO VAN KAMPEN NEW YORK TAX FREE INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen New York Tax Free Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                Votes      Broker
Matter                                                             Votes For   Votes Against   Abstain   Non-Votes
------                                                             ---------   -------------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.............   3,488,295      108,660      205,288       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

           INVESCO VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Intermediate Term Municipal Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                    Votes     Votes      Broker
Matter                                                                 Votes For   Against   Abstain   Non-Votes
------                                                                ----------   -------   -------   ---------
(1)  Approve an Agreement and Plan of Reorganization...............   16,066,978   292,534   961,398       0